Equity	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Equity	EQUITY
Equity Units
In March 2021, the Company issued 10,430,500 Equity Units with a total notional value of $1,043 million. Each Equity Unit has a stated amount of $100 and was initially issued as a Corporate Unit, consisting of a forward stock purchase contract (“2024 Purchase Contracts”) and a 10% undivided beneficial ownership interest in one share of 0% Series A Cumulative Perpetual Convertible Preferred Stock, issued without par and with a liquidation preference of $1,000 per share (“Series A Preferred Stock”).
Upon reconsideration of the nature of the Equity Units, the Company re-evaluated its accounting assessment and concluded that the Equity Units should be accounted for as one unit of account based on the economic linkage between the 2024 Purchase Contracts and the Series A Preferred Stock, as well as the Company's assessment of the applicable accounting guidance relating to combining freestanding instruments. The Equity Units represent mandatorily convertible preferred stock. Accordingly, the shares associated with the combined instrument are reflected in diluted earnings per share using the if-converted method.
In the fourth quarter of 2021, the Company also corrected the classification of certain amounts in the Consolidated Balance Sheet and Statement of Changes in Equity to reflect the 2024 Purchase Contracts and Series A Preferred Stock as one unit of account. The corrections have no impact on the Company's net earnings, total assets, cash flows, or segment information.
In conjunction with the issuance of the Equity Units, the Company received approximately $1 billion in proceeds, net of underwriting costs and commissions, before offering expenses. The proceeds for the issuance of 1,043,050 shares are attributed to the Series A Preferred Stock for $838 million and $205 million for the present value of the quarterly payments due to holders of the 2024 Purchase Contracts ("Contract Adjustment Payments"). The proceeds will be used for the development of the AES renewable businesses, U.S. utility businesses, LNG infrastructure, and for other developments determined by management.
The Series A Preferred Stock will initially not bear any dividends and the liquidation preference of the convertible preferred stock will not accrete. The Series A Preferred Stock has no maturity date and will remain outstanding unless converted by holders or redeemed by the Company. Holders of the shares of the convertible preferred stock will have limited voting rights.
The Series A Preferred Stock is pledged as collateral to support holders’ purchase obligations under the 2024 Purchase Contracts and can be remarketed. In connection with any successful remarketing, the Company may increase the dividend rate, increase the conversion rate, and modify the earliest redemption date for the convertible preferred stock. After any successful remarketing in connection with which the dividend rate on the convertible preferred stock is increased, the Company will pay cumulative dividends on the convertible preferred stock, if declared by the board of directors, quarterly in arrears from the applicable remarketing settlement date.
Holders of Corporate Units may create Treasury Units or Cash Settled Units from their Corporate Units as provided in the Purchase Contract Agreement by substituting Treasury securities or cash, respectively, for the Convertible Preferred Stock comprising a part of the Corporate Units.
The Company may not redeem the Series A Preferred Stock prior to March 22, 2024. At the election of the Company, on or after March 22, 2024, the Company may redeem for cash, all or any portion of the outstanding shares of the Series A Preferred Stock at a redemption price equal to 100% of the liquidation preference, plus any accumulated and unpaid dividends.
The 2024 Purchase Contracts obligate the holders to purchase, on February 15, 2024, for a price of $100 in cash, a maximum number of 57,292,650 shares of the Company’s common stock (subject to customary anti-dilution adjustments). The 2024 Purchase Contract holders may elect to settle their obligation early, in cash. The Series A Preferred Stock is pledged as collateral to guarantee the holders’ obligations to purchase common stock under the terms of the 2024 Purchase Contracts. The initial settlement rate determining the number of shares that each holder must purchase will not exceed the maximum settlement rate and is determined over a market value averaging period preceding February 15, 2024.
The initial maximum settlement rate of 3.864 was calculated using an initial reference price of $25.88, equal to the last reported sale price of the Company’s common stock on March 4, 2021. As of December 31, 2022, due to the customary anti-dilution provisions, the maximum settlement rate was 3.8691, equivalent to a reference price of $25.85. If the applicable market value of the Company’s common stock is less than or equal to the reference price, the settlement rate will be the maximum settlement rate; and if the applicable market value of common stock is greater than the reference price, the settlement rate will be a number of shares of the Company’s common stock equal to $100 divided by the applicable market value. Upon successful remarketing of the Series A Preferred Stock (“Remarketed Series A Preferred Stock”), the Company expects to receive additional cash proceeds of $1 billion and issue shares of Remarketed Series A Preferred Stock.
The Company pays Contract Adjustment Payments to the holders of the 2024 Purchase Contracts at a rate of 6.875% per annum, payable quarterly in arrears on February 15, May 15, August 15, and November 15, commencing on May 15, 2021. The $205 million present value of the Contract Adjustment Payments at inception reduced the Series A Preferred Stock. As each quarterly Contract Adjustment Payment is made, the related liability is reduced and the difference between the cash payment and the present value will accrete to interest expense, approximately $5 million over the three-year term. As of December 31, 2022, the present value of the Contract Adjustment Payments was $89 million.
The holders can settle the purchase contracts early, for cash, subject to certain exceptions and conditions in the prospectus supplement. Upon early settlement of any purchase contracts, the Company will deliver the number of shares of its common stock equal to 85% of the number of shares of common stock that would have otherwise been deliverable.
Equity Transactions with Noncontrolling Interests
AES Clean Energy Tax Equity Partnerships — The majority of solar projects under AES Clean Energy have been financed with tax equity structures, in which tax equity investors receive a portion of the economic attributes of the facilities, including tax attributes, that vary over the life of the projects.
In 2022, AES Clean Energy Development, through multiple transactions, sold noncontrolling interests in multiple project companies to tax equity partners, resulting in a $230 million increase to NCI. In 2022, 2021 and 2020, AES Renewable Holdings completed similar sales of noncontrolling interests to tax equity partners, resulting in an $88 million, $127 million, and $144 million increase to NCI, respectively. AES Clean Energy Development and AES Renewable Holdings are reported in the Renewables SBU reportable segment.
Southland Energy — In November 2020, the Company completed the sale of 35% of its ownership interest in the Southland Energy assets for $424 million, which decreased the Company's economic interest to 65%. However, under the terms of the purchase and sale agreement, the Company was entitled to all earnings or losses until March 1, 2021, and any distributions related thereto. This transaction resulted in a $275 million increase in Parent Company Stockholder's Equity due to an increase in additional paid-in-capital of $266 million, net of tax and transaction costs, and the reclassification of accumulated other comprehensive losses from AOCL to NCI of $9 million.
In December 2022, the Company completed the sale of an additional 14.9% ownership interest for $157 million, which decreased the Company's economic interest to 50.1%. This transaction resulted in a $91 million increase in Parent Company Stockholder's Equity due to an increase in additional paid-in-capital of $94 million, net of tax and transaction costs, partially offset by the reclassification of accumulated other comprehensive income from AOCL to NCI of $3 million. As the Company maintained control after these transactions, Southland Energy continues to be consolidated by the Company. The CCGT units and interconnected battery-based energy storage facilities are included within the Energy Infrastructure SBU and Renewables SBU reportable segments, respectively.
AES Brasil — In August 2020, AES Holdings Brasil Ltda. ("AHB") completed the acquisition of an additional 18.5% ownership in AES Brasil for $240 million. During the fourth quarter of 2020, through multiple transactions, AHB acquired another 1.3% ownership in AES Brasil for $16 million. In aggregate, these transactions increased the Company's economic interest in AES Brasil to 44.1% and resulted in a $214 million decrease in Parent Company Stockholder's Equity due to a decrease in additional paid-in-capital of $94 million and the reclassification of accumulated other comprehensive losses from NCI to AOCL of $120 million.
In addition, AHB committed to migrate AES Tietê to the Novo Mercado, which is a listing segment of the Brazilian stock exchange that requires equity capital to be composed only of common shares. On December 18, 2020, the AES Tietê board approved a proposal for the corporate reorganization and exchange of shares issued by AES Tietê with newly issued shares of AES Brasil, a formerly wholly-owned entity of AES Tietê, with the intent to list AES Brasil on Novo Mercado as the 100% shareholder of AES Tietê. The reorganization and the exchange of shares was completed on March 26, 2021, and the shares issued by AES Brasil started trading on Novo Mercado on March 29, 2021. The Company maintains majority representation on AES Brasil’s board of directors.
Through multiple transactions in 2021, AHB acquired an additional 1.6% ownership in AES Brasil for $17 million. These transactions increased the Company’s economic interest in AES Brasil to 45.7% and resulted in a $13 million decrease in Parent Company Stockholder’s Equity due to a decrease in additional paid-in-capital of $6 million and the reclassification of accumulated other comprehensive losses from NCI to AOCL of $7 million.
In October 2021, AES Brasil concluded a follow-on offering for the issuance of 93 million newly issued shares, which further increased the Company's indirect beneficial interest in AES Brasil to 46.7% and resulted in a $7 million increase in Parent Company Stockholder's Equity due to an increase in additional paid-in capital.
In September 2022, AES Brasil commenced a private placement offering for its existing shareholders to subscribe for up to 116 million newly issued shares, of which 107 million were subscribed. AES Holdings Brasil Ltda. and noncontrolling interest holders subscribed for 54 million and 53 million shares, respectively, thereby increasing AES’ indirect beneficial interest in AES Brasil to 47.4%% and resulting in additional capital contributions from noncontrolling interest holders of $98 million, an increase in additional paid-in capital of $10 million, and the reclassification of accumulated other comprehensive losses from NCI to AOCL of $3 million. AES Brasil is reported in the Renewables SBU reportable segment.
Chile Renovables — In July 2021, AES Andes completed the sale of a 49% ownership interest in Chile Renovables SpA (“Chile Renovables”), a subsidiary which owns the Los Cururos wind facility, to Global Infrastructure Management, LLC (“GIP”) for $53 million. AES Andes retained a 51% ownership interest in Chile Renovables and the transaction decreased the Company’s indirect ownership in the subsidiary to 34%. As part of the transaction, AES Andes will contribute a specified pipeline of renewable development projects to Chile Renovables as the projects reach commercial operations, and GIP will make additional contributions to maintain its 49% ownership interest.
In January 2022, AES Andes completed the sale of Andes Solar 2a to Chile Renovables for $37 million, resulting in an increase to NCI of $28 million and an increase to additional paid-in capital of $9 million. In June 2022, the sale of Los Olmos was completed for $80 million, resulting in an increase to NCI of $68 million and an increase to additional paid-in capital of $12 million. As the Company maintained control after these transactions, Chile Renovables continues to be consolidated by the Company within the Energy Infrastructure SBU reportable segment.
Guaimbê Holding — In April 2021, Guaimbê Solar Holding S.A (“Guaimbê Holding”), a subsidiary of AES Brasil which wholly owned the Guaimbê solar complex and the Alto Sertão II wind facility, issued preferred shares representing 19.9% ownership in the subsidiary for total proceeds of $158 million. The transaction decreased the Company’s indirect ownership interest in the operational entities from 45.3% to 36.3%.
In January 2022, the Ventus wind complex and AGV solar complex were incorporated by Guaimbê Holding. Guaimbê Holding issued additional preferred shares representing 3.5% ownership in the subsidiary for total proceeds of $63 million. The transaction further decreased the Company’s indirect ownership interest to 35.8%. As the Company maintained control after these transactions, Guaimbê Holding continues to be consolidated by the Company within the Renewables SBU reportable segment.
AES Andes — On December 29, 2020, AES Andes commenced a preemptive rights offering for its existing shareholders to subscribe for up to 1.98 billion of newly issued shares to fund its renewable growth program. The period ended on February 5, 2021 and Inversiones Cachagua SpA, an AES subsidiary, subscribed for 1.35 billion shares at a cost of $205 million, increasing AES’ indirect beneficial interest in AES Andes from 67% to 67.1%. The noncontrolling interest holders subscribed for 629 million shares, resulting in additional capital contributions of $94 million.
In December 2021, AES Andes sold shares acquired in the 2020 share buyback program as required by the holding period terms of the program, resulting in a decline in the Company's indirect beneficial interest in AES Andes from 67.1% to 67%. This transaction resulted in a $3 million decrease in Parent Company Stockholder's Equity due to a decrease in additional paid-in-capital.
In January 2022, Cachagua completed a tender offer for the shares of AES Andes held by minority shareholders for $522 million, net of transaction costs. Upon completion, AES' indirect beneficial interest in AES Andes increased from 67.1% to 98%. Through multiple transactions in 2022 following the tender offer, Cachagua acquired an additional 1% ownership in AES Andes for $22 million, further increasing AES’ indirect beneficial interest to 99%. The tender offer and these follow-on transactions resulted in a $172 million decrease to Parent Company Stockholder’s Equity due to a decrease in additional paid-in capital of $96 million and the reclassification of accumulated other comprehensive losses from NCI to AOCL of $76 million. AES Andes is reported in the Energy Infrastructure SBU reportable segment.
Colon — In September 2021, the Company acquired the remaining 49.9% minority ownership interest in Colon, becoming its sole owner. In conjunction with the acquisition, a note payable was recorded that is expected to be satisfied over two installments by the end of 2023. This transaction resulted in a $12 million decrease in Parent Company Stockholders’ Equity due to a decrease in additional paid-in-capital of $8 million and the reclassification of accumulated other comprehensive losses from Redeemable stock of subsidiaries to AOCL of $4 million. Colon is reported in the Energy Infrastructure SBU reportable segment.
Cochrane — In September 2020, AES Andes completed the sale of a portion of its stake in Cochrane. The transaction included the issuance of preferred shares and the sale of 5% of its stake in the subsidiary for $113 million, which decreased the Company’s economic interest in Cochrane to 38%. The preferred shareholders have the preferential right to receive an annual amount equal to $12 million, from any dividends or distributions of capital, until reaching the original investment of $113 million plus a specified rate of return. As the Company maintained control after the sale, Cochrane continues to be consolidated by the Company within the Energy Infrastructure SBU reportable segment.
The following table summarizes the net income (loss) attributable to The AES Corporation and all transfers (to) from noncontrolling interests for the periods indicated (in millions):

	December 31,
	2022	2021	2020
Net income (loss) attributable to The AES Corporation	$(546)	$(409)	$46
Transfers from noncontrolling interest:
Increase (decrease) in The AES Corporation's paid-in capital for sale of subsidiary shares	78	(7)	260
Increase (decrease) in The AES Corporation's paid-in-capital for purchase of subsidiary shares	(78)	(9)	(89)
Net transfers (to) from noncontrolling interest	—	(16)	171
Change from net income (loss) attributable to The AES Corporation and transfers (to) from noncontrolling interests	$(546)	$(425)	$217
Deconsolidations
Alto Maipo — In November 2021, Alto Maipo SpA filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code. The Company determined it no longer had control over Alto Maipo and deconsolidated the business, which increased Parent Company Stockholder's Equity by $182 million due to the disposition of $177 million of accumulated other comprehensive loss and $5 million of accumulated deficit. See Note 24—Held-for-Sale and Dispositions for further information.
Accumulated Other Comprehensive Loss — The changes in AOCL by component, net of tax and noncontrolling interests, for the periods indicated were as follows (in millions):

	Foreign currency translation adjustment, net	Derivative gains (losses), net	Unfunded pension obligations, net	Total
Balance at December 31, 2020	$(1,644)	$(699)	$(54)	$(2,397)
Other comprehensive income (loss) before reclassifications	(86)	(7)	23	(70)
Amount reclassified to earnings	3	254	1	258
Other comprehensive income (loss)	(83)	247	24	188
Reclassification from NCI due to share sales and repurchases	(7)	(4)	—	(11)
Balance at December 31, 2021	$(1,734)	$(456)	$(30)	$(2,220)
Other comprehensive income (loss) before reclassifications	(37)	645	10	618
Amount reclassified to earnings	—	44	—	44
Other comprehensive income (loss)	(37)	689	10	662
Reclassification from NCI due to share sales and repurchases	(57)	(22)	(3)	(82)
Balance at December 31, 2022	$(1,828)	$211	$(23)	$(1,640)
Reclassifications out of AOCL are presented in the following table. Amounts for the periods indicated are in millions and those in parenthesis indicate debits to the Consolidated Statements of Operations.

Details About		December 31,
AOCL Components	Affected Line Item in the Consolidated Statements of Operations	2022	2021	2020
Foreign currency translation adjustments, net
	Gain on disposal and sale of business interests	$—	$(3)	$(192)
	Net income attributable to The AES Corporation	$—	$(3)	$(192)
Derivative gains (losses), net
	Non-regulated revenue	$(1)	$(1)	$(1)
	Non-regulated cost of sales	(1)	1	(3)
	Interest expense	(58)	(85)	(60)
	Gain on disposal and sale of business interests	—	(362)	—
	Asset impairment expense	(16)	(13)	(10)
	Foreign currency transaction gains (losses)	2	(15)	(7)
	Income from continuing operations before taxes and equity in earnings of affiliates	(74)	(475)	(81)
	Income tax benefit (expense)	9	105	17
	Net equity in losses of affiliates	6	(17)	(10)
	Income from continuing operations	(59)	(387)	(74)
	Less: Net loss (income) attributable to noncontrolling interests and redeemable stock of subsidiaries	15	133	2
	Net income attributable to The AES Corporation	$(44)	$(254)	$(72)
Amortization of defined benefit pension actuarial losses, net
	Regulated cost of sales	$—	$—	$(1)
	Non-regulated cost of sales	(1)	(1)	1
	Other expense	(1)	(3)	—
	Income from continuing operations before taxes and equity in earnings of affiliates	(2)	(4)	—
	Income tax expense	1	3	—
	Income from continuing operations	(1)	(1)	—
	Less: Income from continuing operations attributable to noncontrolling interests and redeemable stock of subsidiaries	1	—	—
	Net income attributable to The AES Corporation	$—	$(1)	$—
Total reclassifications for the period, net of income tax and noncontrolling interests		$(44)	$(258)	$(264)
Common Stock Dividends — The Parent Company paid dividends of $0.1580 per outstanding share to its common stockholders during the first, second, third and fourth quarters of 2022 for dividends declared in December 2021, February 2022, July 2022, and October 2022, respectively.
On December 2, 2022, the Board of Directors declared a quarterly common stock dividend of $0.1659 per share payable on February 15, 2023 to shareholders of record at the close of business on February 1, 2023.
Stock Repurchase Program — No shares were repurchased in 2022. The cumulative repurchases from the commencement of the Stock Repurchase Program in July 2010 through December 31, 2022 totaled 154.3 million shares for a total cost of $1.9 billion, at an average price per share of $12.12 (including a nominal amount of commissions). As of December 31, 2022, $264 million remained available for repurchase under the Stock Repurchase Program.
The common stock repurchased has been classified as treasury stock and accounted for using the cost method. A total of 150,046,537 and 151,923,418 shares were held as treasury stock at December 31, 2022 and December 31, 2021, respectively. Restricted stock units under the Company's employee benefit plans are issued from treasury stock. The Company has not retired any common stock repurchased since it began the Stock Repurchase Program in July 2010.